COLUMBIA INCOME FUND
                                  (the "Fund")
               SUPPLEMENT TO THE PROSPECTUSES DATED AUGUST 1, 2004
                (Replaces the Supplement dated February 14, 2005)


     Columbia Management Advisors, Inc. has withdrawn the proposal to reorganize the Fund into Columbia Intermediate Bond Fund, as described in the recent supplement to the Prospectuses dated August 1, 2004. Therefore, this proposal will not be submitted to shareholders for approval.




SUP-47/85802-0405                                               April 27, 2005